VistaGen®
Therapeutics

www.vistagen.com

Nasdaq: VTGN

Winter 2019

www.vistagen.com

Forward-looking Statements


VistaGen®
Therapeutics

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements concern our product candidates, our development efforts, our collaborations, our intellectual property, our financial condition, our plans and our development programs. These statements involve risks, uncertainties and assumptions, and are based on the current estimates and assumptions of the management of VistaGen Therapeutics, Inc. (Company) as of the date of this presentation and are subject to uncertainty and changes. Given these uncertainties, you should not place undue reliance on these forward-looking statements.

Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, those set forth in our Annual Report on Form 10-K for the year ended March 31, 2019, filed with the Securities and Exchange Commission (SEC) on June 25, 2019, as well as any updates to those risk factors filed with the SEC from time to time in our periodic and current reports on Forms 8-K and 10-Q. All statements contained in this presentation are made only as of the date of this presentation, and the Company undertakes no duty to update this information unless required by law.

Looking Beyond Current Treatments for CNS Diseases and Disorders with High Unmet Need

VistaGen is developing differentiated new generation medications for large and growing mental health and neurology markets where current treatments are inadequate to meet the needs of millions of patients worldwide.

VistaGen® Therapeutics

Looking beyond current therapies for CNS diseases and disorders with high unmet need

VistaGen® Therapeutics

- 3 differentiated clinical-stage product candidates
- Novel mechanisms of action
- Rapid-onset
- Exceptional safety
- Each candidate has potential in multiple markets

Our CNS Pipeline

Product Candidate	Indication	Preclinical	Phase 1	Phase 2	Phase 3
PH94B Neuroactive Nasal Spray[*]	Social Anxiety Disorder[†1]				
	Generalized Anxiety Disorder[3]				
	Peripartum Anxiety[3]				
	Preoperative Anxiety[3]				
	Panic Disorder[3]				
	PTSD[3]				
PH10 Neuroactive Nasal Spray[*]	Major Depressive Disorder[2]				
	Treatment-Resistant Depression[3]				
	Suicidal Ideation[3]				
	Peripartum Depression[3]				
AV-101 (oral)[*]	Major Depressive Disorder[†4]				
	Neuropathic Pain[†4]				
	LID associated with Parkinson's Therapy[4]				
	Suicidal Ideation[4]				
	Epilepsy[4]				

* All potential future studies are subject to securing sufficient internal and/or collaborative third-party funding

† FDA Fast Track designation granted

1. Preparing for initial U.S. Phase 3 clinical study
2. Preparing for initial U.S. Phase 2b clinical study
3. Assessing for potential Phase 2a POC study
4. Assessing for potential Phase 2a POC study with adjunctive probenecid

PH94B neuroactive nasal spray

(3β)-androsta-4,16-dien-3-ol

VistaGen® Therapeutics

Novel, fast-acting, non-systemic therapy for:

- Social Anxiety Disorder
- Generalized Anxiety Disorder
- Peripartum Anxiety
- Preoperative Anxiety
- Panic Disorder
- PTSD



HO
H
H
H



VistaGen® Therapeutics

Social Anxiety Disorder (SAD) in the U.S.


SOCIAL ANXIETY DISORDER:
More Than Just Shyness
Are you extremely afraid of being judged by others?
Are you very self-conscious in everyday social situations?
Do you avoid meeting new people?
If you have been feeling this way for at least six months and these feelings make it hard for you to do everyday tasks—such as talking to people at work or school—you may have a social anxiety disorder.
NIH

More than Just Shyness

One of the most prevalent mental health conditions in the U.S.

Affects as many as

20 million[1]

Americans

Anxiety and fear in everyday social and performance situations

- meeting new people
- making a work presentation
- giving a speech
- interviewing for a job
- eating/drinking in front of others

[1]Harvard Medical School, 2007. National Comorbidity Survey (NCS). (Update - 2017, August 21); Kessler, et al, US National Comorbidity Survey Replication, 2005 https://www.nimh.nih.gov/health/publications/social-anxiety-disorder-more-than-just-shyness/index.shtml

Current SAD Drug Treatments Fall Short

VistaGen® Therapeutics

FDA APPROVED

Not FDA-Approved
* Prescribed Off-label *

Antidepressants (2 SSRIs, 1 SNRI)

- Slow onset, chronic administration
- May worsen anxiety initially
- Significant potential side effects
  - Nausea and vomiting
  - Weight gain
  - Sleepiness
  - Sexual problems
- Potential drug-drug interaction

Benzodiazepines & Beta Blockers

- Addiction risk
- Significant potential side effects
  - Nausea and vomiting
  - Blurred vision
  - Dizziness
  - Sedation
  - Confusion and cognitive impairment

There is no FDA-approved, fast-acting PRN treatment for SAD

www.vistagen.com

VistaGen Therapeutics

The "Benzo Epidemic"

"It's not just opioids: What doctors want you to know about benzos"

CNN health

"Benzodiazepines: Primary Care's New Drug Problem"

PsychiatryAdvisor



Imovane 7,5 mg
Tranxène
Myolastan 50 mg
Témesta 2,5 mg
Lysanxia
Valium Roche
Rivotril 2 mg
XANAX
10mg

"Use of Opioids, Benzodiazepines at Same Time is Skyrocketing. Here's Why That Matters"

FORTUNE

PH94B for SAD

- First-in-class; different from all current SAD therapies
- Successful Phase 2 completed
- Initial US Phase 3 launch in 2H 2020
- Fast-acting efficacy (10-15 minutes), exceptional safety
- Microgram dosing (3.2 µg), non-systemic
- Well-tolerated, non-sedating, non-addictive
- FDA Fast Track designation; first granted by FDA for SAD

Potential to be the first FDA-approved fast-acting PRN treatment for SAD

VistaGen® Therapeutics



VistaGen® Therapeutics

PH94B Mechanism of Action

- **Engages nasal chemosensory receptors, which activate neural circuits in the brain that suppress fear and anxiety**
  - Engages nasal chemosensory receptors, which activate olfactory bulb (OB) neurons that project to the limbic amygdala
  - Modulates activity of the limbic-hypothalamic autonomic nervous system, which is involved in the pathophysiology of SAD and multiple other anxiety and mood disorders
  - Does not require systemic uptake and distribution to produce pharmacological effects



PH94B Reduced Social Anxiety Produced by Public Speaking and Social Interaction Challenges

VistaGen® Therapeutics

- Multi-center, randomized, double-blind, placebo-controlled, parallel design laboratory study
- 91 female patients ages 19-60 with social anxiety disorder (SAD)
- 1.6 µg of PH94B or placebo given intranasally 15 min before each challenge
- Placebo-like safety and tolerability
- Primary Endpoint: Change in Subjective Units of Distress Scale (SUDS) from baseline compared to placebo
- PH94B significantly reduced anxiety using the SUDS compared to placebo ($p<0.01$)

PH94B reduced anxiety in SAD patients in 10-15 minutes

MR Liebowitz et al, Am J Psychiatry (2014) 171:675-682

Published PH94B Phase 2 Study – Public Speaking (n = 91)



Visit 3 (Treatment Phase)
Subjective Units of Distress Score (SUDS)
80
70
60
50
40
Placebo
PH94B
R
1
2
0
1
2
3
4
5 (min)
Anticipation Anxiety
Performance Anxiety
Dosing
15-min
Challenge Instructions
Challenge Starts
Patient is told that will have to give a 5-min speech without notes to an audience of 3 role-players and has 2 min to prepare

PH94B Rapidly Reduced Anxiety in Response to Public Speaking Challenge

Active Group:	Placebo Group:
Mean Difference = 26.7	Mean Difference = 14.0
Standard Deviation = 21.6	Standard Deviation = 16.3
Number of Subjects = 45	Number of subjects = 46

t = 3.16	p = 0.002	Cohen's d (Effect Size) .72

Liebowitz, MR, Salman, E, Nicolini, H, Rosenthal, N, Hanover, R, Monti, L (2014). Effect of an acute intranasal aerosol dose of PH94B on social and performance anxiety in women with social anxiety disorder. *Am. J. Psychiatry* 171:675-682.

Published PH94B Phase 2 Study – Social Interaction (n = 91)

VistaGen® Therapeutics



Visit 3 (Treatment Phase)
Subjective Units of Distress Score (SUDS)
60
55
50
45
40
35
30
Placebo
PH94B
R
1
2
0
1
2
3
4
5 (min)
Anticipation Anxiety
Performance Anxiety
Dosing
15-min
Challenge Instructions
Challenge Starts
Patient is told that will join 3 role-players for a party like conversation

PH94B Rapidly Reduced Anxiety in Response to Social Interaction Challenge

Active Group:	Placebo Group:
Mean Difference = 18.3	Mean Difference = 6.6
Standard Deviation = 17.4	Standard Deviation = 23.6
Number of Subjects = 45	Number of Subjects = 46

t = 2.67	p = 0.009	Cohen's d (Effect size) .56

Liebowitz, MR, Salman, E, Nicolini, H, Rosenthal, N, Hanover, R, Monti. L (2014). Effect of an acute intranasal aerosol dose of PH94B on social and performance anxiety in women with social anxiety disorder. *Am. J. Psychiatry* 171:675-682.

PH94B Reduced Anxiety in a Pilot Phase 3 "Real World" SAD Cross-over Study

VistaGen® Therapeutics

- Randomized, double-blind, 4 week (two 2-week periods), cross-over study
- 22 male and female patients ages 18-65 with social anxiety disorder (SAD)
- Before a potentially stressful social situation, females self-administered 1.6 µg of PH94B or placebo and males self-administered 3.2 µg of PH94B or placebo, up to 4X/day
- PH94B significantly reduced anxiety on SUDS compared to placebo ($p<0.01$)
- Strong trend for improvement on LSAS during first period before cross-over
- Carryover effects of PH94B after cross-over support using a parallel design in Phase 3

PH94B reduced anxiety in SAD patients in the "real world"
Phase 3 will employ a standard parallel design

MR Liebowitz et al, Depression and Anxiety (2016) 33:1081-1089

PH94B Pilot Phase 3 Cross-over Study

VistaGen Therapeutics


Peak Suds at Baseline and Weeks 1-4
SUDS
70
65
60
55
50
PH94B
Placebo
Baseline
Week1
Week2
Week3
Week4

- Early suggestions of drug/placebo differences were seen in week 1 and week 2 SUDS scores: average change in SUDS at week 1 was 16.1 for PH94B vs. 3.4 for placebo (t=1.86, p=.078, ES .79); at week 2, the average change was 15.9 for PH94B and 6.9 for placebo (t= 1.35, p=0.192, ES .576)
- Peak SUDS score for the PH94B group increased after cross-over to placebo, though not back to the baseline, due to increased confidence from PH94B treatment prior to the cross-over to placebo

PH94B Pilot Phase 3 Cross-over Study

VistaGen® Therapeutics


LSAS at Baseline and Weeks 1-4
PH94B
Placebo
LSAS
100
90
80
70
60
Baseline
Week1
Week2
Week3
Week4

- In the sample as a whole, drop in LSAS scores after treatment did not differ between groups because subjects receiving PH94B before receiving placebo continued to improve when crossed over to placebo
- After the first 2 weeks of treatment, subjects who received PH94B dropped an average of 23.2 points on the LSAS, while those who received placebo dropped only 8.2 points, showing a strong trend for improvement on LSAS (t=1.9, p=.07) with a large effect size of .812
- Similar trend differences on total LSAS scores were seen after 1 week of treatment, where the PH94B group showed a 17.8 point drop compared to a 3.5 point drop with placebo (t=2.02, p=.057, ES .86)

PH94B Pilot Phase 3 Cross-over Study

VistaGen® Therapeutics


Predicting Change in LSAS from Change in SUDS During Week 1
LSAS Change from Baseline Week 1
SUDS Change from Baseline Week 1
60
50
40
30
20
10
0
-10
-20
-30
-20
-10
0
10
20
30
40
50
Treatment
PH94B
Placebo

Changes in total LSAS scores were closely associated with change in SUDS peak anxiety scores at week 1 (R-sq (adj) 45.2%) and at week 2 (R-sq (adj) 34.95%). Looking at LSAS subscales, the strongest associations for SUDS peak anxiety scores were with the LSAS avoidance subscale at week 1 (R-sq (adj) 58.78%) and week 2 (R-sq (adj) 42.74%), and LSAS performance at week 1 (R-sq (adj) 50.33%).

PH94B Phase 3 Development Plan for SAD

Initial U.S. Phase 3 Study

VistaGen® Therapeutics

Principal Investigator: Dr. Michael Liebowitz, Columbia University, New York

- Randomized, double-blind, placebo-controlled, parallel design monotherapy study
- 3.2 μg of PH94B or placebo for 4 weeks
- Multi-center, ca. 15 sites in North America
- Target enrollment, n = ca. 200 - 250
- Target launch, 2H 2020
- Target completion, 2H 2021

Primary Endpoints: Change in LSAS and SUDS from baseline compared to placebo

www.vistagen.com

PH94B Commercial Opportunity – U.S. SAD Market

VistaGen® Therapeutics

SUBSTANTIAL UNMET NEED

Though SAD is highly prevalent with a significant impact on quality of life recognition, diagnosis and treatment remain low. Few novel medications in development to address high unmet needs.


~$2.17B -
$3.1B*
potential commercial opportunity for PH94B in U.S. SAD market

STRONG INTENT TO PRESCRIBE

Motivated by safety/tolerability, efficacy and PRN use, most clinicians intend to offer PH94B to a majority of their patients with SAD. Additionally, most patients are interested in trying PH94B and would be motivated to discuss with an HCP after seeing an advertisement.

UNIQUE MOA

While some clinicians are skeptical that PH94B is not habit-forming, most are cautiously optimistic due to its novel, differentiated MOA and non-systemic administration.

EASE OF USE

Given similar efficacy, patients and clinicians will likely prefer PH94B's faster onset vs. antidepressants and may prefer a convenient, non-systemic, non-addictive as-needed nasal spray administration over a daily pill.

*Includes Pediatric indication, peak year sales; excludes all other anxiety-related disorders; market research and commercial assessment prepared by i3 Strategy, Fall 2019

PH94B Beyond SAD

VistaGen® Therapeutics

Generalized Anxiety Disorder

Peripartum Anxiety

Panic Disorder

PH94B



Preoperative Anxiety

Post-Traumatic Stress Disorder

Potential Next Steps: Phase 2a POC studies

PH10 neuroactive nasal spray

Pregn-4-en-20-yne-3-one

VistaGen® Therapeutics

Novel, safe, fast-acting therapy for:

- Major Depressive Disorder
- Treatment-Resistant Depression
- Peripartum Depression
- Suicidal Ideation



H
O



Major Depressive Disorder in the U.S.

1 in 4 women **1 in 6 men**

diagnosed with depressive disorders

1 in 8

age 12 and over takes an antidepressant[1]

LARGE ADDRESSABLE MARKET WITH HIGH UNMET NEED[2,3]

11.6M
Drug-treated patients with Major Depressive Disorder

7.3M
Inadequate response to 1st antidepressant

5.1M
Treatment-resistant after 2nd antidepressant

1. CDC – NCHS – National Center for Health Statistics, August 2017; 2. Rush AJ, et al. Am J. Psychiatry. 2006, 163(11): 1905-1917 (STAR*D Study); 3. Decision Resources 2016.

VistaGen® Therapeutics

FDA-Approved MDD Treatments Fall Short

Current Oral Antidepressants

- **Often do not work; slow to work**
  - Initial ADT effective in 1 of 3 patients
  - May take 4 to 6 weeks or more for antidepressant effects
- **Significant potential side effects**
  - Anxiety, sexual dysfunction, insomnia, dizziness, nausea and vomiting, headache, sweating

Atypical Antipsychotics

- **Often do not work**
  - Only ca. 20% of patients respond to augmentation
- **Significant potential side effects**
  - Weight gain, stomach pain, tiredness, dizziness, tardive dyskinesia, headache, nervousness, restlessness

VistaGen® Therapeutics

Ketamine Therapy for Treatment-Resistant Depression

Intravenous ketamine


10 mL Multi-Dose
Ketamine HCl
Injection, USP
500 mg per 10 mL*
(50 mg/mL)

"Ketamine offers lifeline for people with severe depression, suicidal thoughts"

CNN

Intranasal ketamine


Spravato
nasal spray
28 mg
Rx only

CNBC

"J&J's new ketamine-like depression drug Spravato off to 'very, very strong start,' company says"

Ketamine-based therapy offers new hope to millions, but is it a safe, convenient and cost-effective long-term solution?

VistaGen® Therapeutics

> **"In the clinical trials, the most common side effects of SPRAVATO™ when used along with an antidepressant taken by mouth included: dissociation, dizziness, nausea, sedation, spinning sensation, reduced sense of touch and sensation, anxiety, lack of energy, increased blood pressure, vomiting, and feeling drunk."[1]**
>
> **Janssen Pharmaceuticals, Inc.**
> Press Release, March 5, 2019

- **Side Effects?**
- **Safety Concerns?**
- **High Cost?**
- **Inconvenience?**
- **Compliance?**
- **Durability?**

1. Johnson & Johnson Press Release. Janssen Announces U.S. FDA Approval of SPRAVATO™ (esketamine) CIII Nasal Spray for Adults with Treatment-Resistant Depression (TRD) Who Have Cycled Through Multiple Treatments Without Relief. Available at: https://www.jnj.com/janssen-announces-u-s-fda-approval-of-spravatotm-esketamine-ciii-nasal-spray-for-adults-with-treatment-resistant-depression-trd-who-have-cycled-through-multiple-treatments-without-relief

PH10 for MDD

- First-in-class
- Fundamentally different MOA from all antidepressants
- Successful Phase 2a completed
- Rapid-onset antidepressant effects
- Microgram dosing, non-systemic
- Well-tolerated, minimal side effects
- Preparing for U.S. Phase 2b

Potential stand-alone and adjunctive at-home therapy with fast-acting, esketamine-like antidepressant effects, without side effects and safety concerns of ketamine-based therapy

VistaGen® Therapeutics



VistaGen® Therapeutics

PH10 Mechanism of Action

- **Engages nasal chemosensory receptors, which activate neural circuits in the brain leading to antidepressant effects**
  - Engages nasal chemosensory receptors, which activate olfactory bulb (OB) neurons that project to the limbic amygdala
  - OB neurons stimulate neurons in the limbic amygdala that release norepinephrine and increase activity of the limbic-hypothalamic sympathetic nervous system
  - Does not require systemic uptake and distribution to produce pharmacological effects



www.vistagen.com

VistaGen® Therapeutics

PH10 Demonstrates Antidepressant Effects in MDD Patients

- Randomized, double-blind, placebo-controlled, 8-week, parallel design POC study conducted in Mexico City
- 30 male and female patients ages 18-65 with major depressive disorder (MDD)
- Microgram dosing: MDD patients self-administered 3.2 µg or 6.4 µg of PH10 or placebo 2X per day, every day for 8 weeks
- 6.4 µg dose significantly reduced depressive symptoms as early as one week based on the Hamilton Depression Scale (HAM-D17) compared to placebo ($p=0.022$)
- Very well tolerated, no dissociative side effects or serious adverse events

Rapid onset antidepressant effects in MDD patients with minimal side effects

MR Liebowitz et al, Depression and Anxiety (2020) in press

www.vistagen.com

PH10 Phase 2a MDD Monotherapy Study (n = 22)

VistaGen® Therapeutics



Hamilton Depression (HAM D) Score Reduction From Baseline
Reduction in HAM D from Baseline
-5.0
-7.5
-10.0
-12.5
-15.0
-17.5
Placebo
High Dose
Low Dose
(n = 30)
TxWk1
TxWk2
TxWk3
TxWk4
TxWk5
TxWk6
TxWk7
TxWk8

PH10 Dose	HAM D Score	P (PH10 vs Placebo)	Cohen's D (Effect Size)
3.2 µg (Low Dose)	16.3	.101	0.74
6.4 µg (High Dose)	17.8	.022	0.95
Placebo	10.9		

Microgram doses of PH10 neuroactive nasal spray improved MDD symptoms with rapid-onset efficacy

VistaGen® Therapeutics

PH10 U.S. Phase 2b Development Plan for MDD

Principal Investigator: Dr. Michael Liebowitz, Columbia University, New York

- Randomized, double-blind, placebo-controlled, multi-center monotherapy study
- MDD patients with zero or 1 prior failure on a standard antidepressant
- Twice a day administration of PH10 (3.2 μg or 6.4 μg) or placebo for 4 weeks
- Rapid onset potential within one week
- Target enrollment, n= ca. 150-200 patients
- Target start, 2H 2020 / 1H 2021

Primary Endpoint: Change in MADRS-10 from baseline compared to placebo

www.vistagen.com

PH10 Beyond MDD

VistaGen® Therapeutics

Treatment-Resistant Depression

Suicidal Ideation

PH10



Peripartum Depression

Potential Next Steps: Phase 2a studies

AV-101

L-4-chlorokynurenine

VistaGen®
Therapeutics

Novel oral NMDA receptor GlyB antagonist for:

- Major Depressive Disorder
- Suicidal Ideation
- Neuropathic Pain
- Epilepsy
- Levodopa-Induced Dyskinesia associated with Parkinson's Therapy


O
NH2
OH
O
Cl
NH2



AV-101 for MDD

VistaGen® Therapeutics

- Oral prodrug of 7-Cl-KYNA, a selective NMDA receptor glycine site antagonist (full antagonist)
- Well-tolerated in all clinical studies to date
- No dissociative side effects or treatment-related SAEs
- Non-addictive, non-sedating
- FDA Fast Track designations in MDD and pain



AV-101's Mechanism of Action

4-Cl-KYN (prodrug) → 7-Cl-KYNA (active metabolite)

VistaGen Therapeutics


NMDA Receptor Pharmacology
K+
Extracellular side
Glutamate binding site
Glycine binding site
NR2B (NR2A-D)
NR1
Cytoplasmic side
Na+
Ca2+
7-Cl-KYNA (full antagonist)
Classic channel-blocking antagonists:
Ketamine
Lanicemine
Phencyclidine
L-4-chlorokynurenine
(4-Cl-KYN)
(oral delivery to CNS)
Activated
Astrocytes
7-chlorokynurenic acid
(7-Cl-KYNA)
(low adverse events expected)
AV-101 Oral Prodrug (4-Cl-KYN)
AV-101 Active Metabolite (7-Cl-KYNA)

AV-101 in Published Phase 1 Clinical Trials

AV-101 is very well-tolerated and orally bioavailable

VistaGen® Therapeutics

- Plasma half-life is about 2 hr
- Dosed up to 1440 mg daily for 2 weeks
- Adverse events were placebo-like, except for some feelings of euphoria ("well-being")
- No ketamine-like psychosis
- No QT prolongation
- No abnormalities in clinical chemistry or hematology

ELSEVIER
Contents lists available at ScienceDirect
Scandinavian Journal of Pain
journal homepage: www.ScandinavianJournalPain.com


SCANDINAVIAN PAIN

Clinical pain research

Randomized, double-blind, placebo-controlled, dose-escalation study: Investigation of the safety, pharmacokinetics, and antihyperalgesic activity of L-4-chlorokynurenine in healthy volunteers

Mark Wallace[a,*], Alexander White[b], Kathy A. Grako[c], Randal Lane[c], Allen (Jo) Cato[c], H. Ralph Snodgrass[d]

Plasma levels of AV-101 in normal volunteers following single oral dosing


70000
60000
50000
40000
30000
20000
10000
0
Concentration (ng/mL)
0
4
8
12
16
20
24
Time (h)
L-4-Cl-KYN 30-mg Group
L-4-Cl-KYN 120-mg Group
L-4-Cl-KYN 360-mg Group
L-4-Cl-KYN 720-mg Group
L-4-Cl-KYN 1080-mg Group
L-4-Cl-KYN 1440-mg Group

AV-101 and Adjunctive Probenecid

Substantial increases in rodent brain concentrations of AV-101 and 7-Cl-KYNA

Probenecid increases AV-101 brain levels by ~ 7 fold


4-Cl-Kynurenine
Concentration (nM)
Time in min
Vehicle + vehicle
Vehicle + Probenecid 100 mg/kg
AV-101 100 mg/kg + Vehicle
AV-101 100 mg/kg + Probenecid 100 mg/kg

- Figure 1 → Levels of 4-Cl-KYN in PFC of adult male Sprague-Dawley rats following IP administration (T=0) of AV-101 and probenecid alone or in combination (100 mg/kg, each).
Data are represented as mean ± SEM. N = 4-6/group.

Probenecid increases 7-Cl-KYNA brain levels by > 35 fold


7-Cl-Kynurenic Acid
Concentration (nM)
Time in min
Vehicle + vehicle
Vehicle + Probenecid 100 mg/kg
AV-101 100 mg/kg + Vehicle
AV-101 100 mg/kg + Probenecid 100 mg/kg

- Figure 2 → Levels of 7-Cl-KYNA in PFC of adult male Sprague-Dawley rats following IP administration (T=0) of AV-101 and probenecid alone or in combination (100 mg/kg, each).
Data are represented as mean ± SEM. N = 4-6/group.

AV-101 with Adjunctive Probenecid for Multiple Indications

VistaGen® Therapeutics

Suicidal Ideation

Major Depressive Disorder

Neuropathic Pain

AV-101



Epilepsy

Levodopa-Induced Dyskinesia associated with Parkinson's Therapy

Potential Next Steps: Phase 2a POC studies with adjunctive probenecid

www.vistagen.com

AV-101 for Major Depressive Disorder

VistaGen® Therapeutics


Ketamine HCl
Injection, USP

- Ketamine-like antidepressant effects, no ketamine-like side effects in published preclinical studies[1]
- No differentiation in initial Phase 2 MDD study (1440 mg with adjunctive ADT)
- Well-tolerated, no psychotomimetic side effects or serious adverse events
- Preclinical studies with adjunctive probenecid suggest path forward
- AV-101/probenecid preclinical studies 1H 2020
- Potential Phase 1b study launch in 2H 2020/1H 2021 to enable Phase 2a
- FDA Fast Track designation granted



Potential Next Step: Phase 2a study with adjunctive probenecid

1. Zanos, P., et al. (2015) "The Prodrug 4-Chlorokynurenine Causes Ketamine-Like Antidepressant Effects, but Not Side Effects, by NMDA/GlycineB-Site Inhibition." *J Pharmacol Exp Ther* 355:76-85

AV-101 for Suicidal Ideation

U.S. Department of Veterans Affairs

Baylor College of Medicine

VistaGen® Therapeutics

Baylor / VA Phase 1b NMDAR Target Engagement Study (n=10)

- Double-blind, placebo-controlled, cross-over study sponsored by U.S. Department of Veterans Affairs (VA) and conducted at Baylor College of Medicine
- Two single doses of AV-101 (720 mg and 1440 mg) and placebo
- Focused on dose-response relationship between AV-101 and EEG biomarkers related to NMDAR function and blood biomarkers associated with suicidality
- High dose (1440 mg) of AV-101 associated with dose-related increase in 40 Hz ASSR
- Well-tolerated, no dissociative AE's or SAE's

Successful target engagement relevant to NMDAR antagonism and suicidal ideation

AV-101 for Neuropathic Pain in Preclinical Studies

VistaGen® Therapeutics

- Significant dose-response with similar efficacy in a rat model of a mononeuropathy as compared to gabapentin (Neurontin) and pregabalin (Lyrica)[1]
- Robust analgesic effects, similar to gabapentin and pregabalin, but fewer side effects as measured in the rotarod assay
- Potential oral non-opioid treatment option
- Non-addictive and non-sedating
- FDA Fast Track designation granted

Potential Next Step: Phase 2a study with adjunctive probenecid


The Journal of Pain
4.519

1 - Yaksh, T.L., et al. (2017). "Characterization of the Effects of L-4-Chlorokynurenine on Nociception in Rodents." The Journal of Pain 18: 1184-1196

AV-101 for Seizures in Preclinical Studies

VistaGen® Therapeutics

- By stimulating the NMDAR, glutamate is believed to be critical in the neuropathology and clinical symptoms of seizures
- Multiple published reports demonstrate that, if delivered by injection into brain, 7-Cl-KYNA substantially reduces the frequency of seizures in multiple animal models
- AV-101 dramatically reduced seizures in two rodent models of seizures[1]
  - Seizure data obtained from spontaneously seizing CLE rats (n = 6)
    - ♦ Test Period per trial: 6 hours
    - ♦ Baseline: 8.3 ± 1 seizures
    - ♦ AV-101: 4.8 ± 1 seizures
  - 43% reduction in seizures, p<0.02 (two-tailed t-test)

Potential Next Step: Phase 2a study with adjunctive probenecid

1. Collaboration with E. Bertram, University of Virginia

VistaGen® Therapeutics

AV-101 for Levodopa-induced Dyskinesia associated with Parkinson's Therapy in Preclinical Studies

- Antidyskinetic effects in the MPTP primate model similar to those generally observed with amantadine therapy, but without adverse effects experienced with amantadine
- Significantly ($p = 0.01$) reduced LID without affecting timing, extent, or duration of anti-Parkinsonian therapeutic benefits of levodopa[1]
- Potential to replace oral amantadine for LID associated with Parkinson's therapy


Carbidopa and Levodopa
Tablets, USP
10 mg/100 mg

Potential Next Step: Phase 2a study with adjunctive probenecid

1. Collaboration with Dr. Thérèse Di Paolo, CHU de Québec – Université Laval Research Center

VistaGen® Therapeutics

Distinguished Clinical and Regulatory Advisors

HARVARD UNIVERSITY

Maurizio Fava, M.D.

Professor of Psychiatry, Harvard Medical School; Director, Division of Clinical Research, Massachusetts General Hospital (MGH) Research Institute; Executive Director, MGH Clinical Trials Network and Institute

Baylor College of Medicine

Sanjay Mathew, M.D.

Associate Professor of Psychiatry and Behavioral Sciences, Marjorie Bintliff Johnson and Raleigh White Johnson; Jr. Chair for Research in Psychiatry and Menninger Department of Psychiatry & Behavioral Sciences, Baylor College of Medicine

Columbia University Department of Psychiatry

MRN

Michael Liebowitz, M.D.

Professor of Clinical Psychiatry, Columbia University; Managing Director and Founder, The Medical Research Network, LLC; Director (retired), Anxiety Disorders Clinic at the New York State Psychiatric Institute

Yale University

Gerard Sanacora, Ph.D., M.D.

Professor of Psychiatry, Yale School of Medicine; Director, Yale Depression Research Program; Scientific Director, Yale-New Haven Hospital Interventional Psychiatry Service

FDA

Thomas Laughren, M.D.

Director (retired), U.S. Food and Drug Administration (FDA) Division of Psychiatry Products, Office of New Drugs, Center for Drug Evaluation and Research (CDER)

UC San Diego School of Medicine

Mark Wallace, M.D.

Professor of Clinical Anesthesiology, Chair of the Division of Pain Medicine, Medical Director and Director at the University of California, San Diego

Experienced Team Leading Execution

VistaGen® Therapeutics



Shawn K. Singh

Chief Executive Officer

- 25 years of experience with biopharmaceutical companies, a healthcare venture capital firm and a profitable CRO
- Artemis Neuroscience; SciClone Pharmaceuticals; Cato BioVentures; Cato Research: Morrison & Foerster



Ralph Snodgrass, Ph.D.

President, Chief Scientific Officer

- 23 years of experience in senior biotechnology management
- Progenitor; Lineberger Comprehensive Cancer Center





Jerrold D. Dotson, CPA

Chief Financial Officer, Secretary

- 20 years of experience in senior management finance and administration
- Calypte Biomedical; Discovery Foods; California & Hawaiian Sugar; Clorox

Mark A. Smith, M.D., Ph.D.

Chief Medical Officer

- 20 years of large Pharma CNS drug development experience
- Teva Pharmaceuticals; Shire Pharmaceuticals; AstraZeneca Pharmaceuticals; DuPont Pharmaceutical Company; U.S. National Institute of Mental Health



Mark A. McPartland

Vice President, Corporate Development

- 20 years of experience in corporate development, capital markets and management consulting
- Stellar Biotechnologies; MZ Group; Hayden Communications: Alliance Advisors

Looking beyond current therapies for CNS diseases and disorders with high unmet need

VistaGen® Therapeutics

- 3 differentiated clinical-stage product candidates
- Novel mechanisms of action
- Rapid-onset
- Exceptional safety
- Each candidate has potential in multiple markets

VistaGen®
Therapeutics

LOOKING BEYOND CURRENT TREATMENTS FOR CNS DISEASES AND DISORDERS WITH HIGH UNMET NEED

www.vistagen.com

Nasdaq: VTGN